UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

SOLAR INTEGRATED ROOFING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-56256	90-1502972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2831 St. Rose Parkway, Ste 200

Henderson, Nevada 89052

(Address of principal executive offices) (zip code)

(702) 589-4651

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure in Item 5.02 below is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure in Item 5.02 below is incorporated by reference into this Item 3.02. The Holmes Options and McDermut Options were issued on November 28, 2022, and were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as there was no general solicitation, and the issuances did not involve a public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Resignation of Directors & Officers

On November 28, 2022, David Massey resigned as Chief Executive Officer of Solar Integrated Roofing Corp. (the “Company”), Wanda Witoslawski resigned as Chief Financial Officer and Treasurer of the Company, Scott Widdes resigned as a director of the Company, George B. Holmes was appointed as Chief Executive Officer and Chairman of the Board of Directors of the Company (the “Board”), and Martin McDermut was appointed as Chief Financial Officer and Treasurer of the Company. The resignations of Mr. Massey, Ms. Witoslawski, and Mr. Widdes were not the result of any disagreement with the Company, Mr. Massey will remain as the Co-Chairman of the Board and Senior Vice President of Corporate Development, and Ms. Witoslawski will remain as Vice President, Corporate Controller.

George B. Holmes

George B. Holmes is a senior executive with over 35 years of hands-on experience managing and developing companies ranging in size from $400,000 to $4 billion, spanning a broad range of technologies. Previously, Mr. Holmes was Chairman and CEO of Resonant Inc., a Nasdaq-listed provider of radio frequency (RF) filter solutions for the mobile industry, where he led the company from the early stages of development to a successful sale to Murata Manufacturing Company, Ltd., an established global leader in the electronics industry. Prior to joining Resonant, Mr. Holmes served in senior executive roles at Tigo Energy, Energous, SolarBridge Technologies, Agere Systems (formerly Lucent MicroElectronics), Ortel Corp (acquired by Lucent MicroElectronics), Level One Communications and Symmetricom. Mr. Holmes holds a B.A. in Business Administration from the University of Puget Sound and a Diploma in International Business from Nyenrode Business University, Netherlands.

Effective as of November 28, 2022, the Company and Mr. Holmes entered into an employment agreement (the “Holmes Employment Agreement”), in connection with Mr. Holmes’s appointment as Co-Chairman of the Board and as CEO. Mr. Holmes will receive a base compensation of $420,000 annually, or $16,153.85 gross per pay period. Mr. Holmes will be paid bi-weekly, and compensation will be subject to deductions for taxes and other withholdings as required by law and the policies of the Company. Upon the uplisting of the Company’s common stock to the NASDAQ, his base compensation will be increased to $540,000 annually, or $20,769.23 gross per pay period. He will be awarded an individual performance bonus according to achievement of key performance indicators developed and approved by the Board. His annual bonus target will be equal to 100% of his annual base compensation at the time of the bonus award. Effective November 28, 2022, he will be awarded non-qualified stock options (the “Holmes Options”) to purchase 63 million shares of the Company’s common stock, which stock options will have a 10-year term and an exercise price equal to the closing price of the Company’s common stock on November 28, 2022, or $0.1332/share. All stock option grants awarded to Mr. Holmes will vest according to the following schedule:

•50% vested upon execution of the Holmes Agreement.

•75% vested after one year.

•100% vested after two years.

Mr. Holmes will also be eligible to purchase up to 1 million shares of company stock at an agreed price based on the Company’s valuation at the time of purchase. Upon the Company’s completion of an uplist to NASDAQ and for a period of 6 months thereafter, the Company will grant Mr. Holmes additional stock options to in the event Mr. Holmes’s beneficial ownership falls below 7% of the Company’s then-authorized shares, such that Mr. Holmes’s aggregate stock option awards will be equal to 7% of the Company’s authorized shares. The Company will also reimburse up to $30,000 in annual premiums for personal life insurance and $30,000 in annual premiums for long-term care insurance, and will provide a leased home for Mr. Holmes’s use at his written request, with lease payments for the home deducted from Mr. Holmes’s monthly base salary. Mr. Holmes will also be subject to the Company’s Employee Handbook and Drug & Alcohol Policy.

On November 28, 2022, the Company and Mr. Holmes also entered into a Severance and Change in Control Agreement (the “Holmes Severance Agreement”), which provides that Mr. Holmes’s employment is and will continue to be at-will under applicable law. If at any time during the term of Mr. Holmes’s employment or the 24-month period immediately following a change-in-control transaction (as defined in the Holmes Severance Agreement, and generally upon more than 50% of the combined voting power of the Company being acquired by any person), the Company terminates his employment with the Company for a reason other than cause (as defined in the Holmes Severance Agreement, and generally willful breach of any material obligations under any agreement or covenant with the company, willful failure to substantially perform duties, material violation of Company policy, an act of dishonesty or willful misconduct that has or is reasonably expect to result in material injury to the Company, or unauthorized use or disclosure of trade secret or proprietary information), death or disability, or upon his resignation from such employment for good reason (as defined in the Holmes Severance Agreement, and generally a material reduction in job responsibilities, relocation of Mr. Holmes’s primary business location increasing his commute by more than 35 miles, or reduction of base salary by at least 10% that is not also applicable to all other Company employees in similar positions), he will receive the following benefits: payment of accrued compensation, a severance payment equal to 24 months of Mr. Holmes’s base salary then in effect (less tax withholdings and applicable deductions), a target bonus payment equal to 100% of Mr. Holmes’s full target bonus then in effect for the current fiscal year, reimbursement of COBRA health insurance coverage until the earlier of 18 months, Mr. Holmes is eligible for other insurance coverage, or Mr. Holmes’s dependents cease to be eligible for COBRA coverage, accelerated vesting for all outstanding equity awards, outplacement benefits up to a maximum of $5,000, and other payments or benefits required by law. Mr. Holmes will also receive those benefits upon his termination for a reason other than cause, death or disability that is not in connection with a change in control.

Martin McDermut

Martin McDermut brings more than 30 years of broad financial leadership to SIRC, with a strong track record in strategic and financial planning, business development, mergers and acquisitions, and SEC reporting for Nasdaq-listed technology companies. Prior to joining SIRC, McDermut was CFO of Resonant Inc., a Nasdaq-listed provider of radio frequency (RF) filter solutions for the mobile device industry, before being acquired by Murata Manufacturing. Prior to Resonant, McDermut served as Vice President and CFO of Applied Micro Circuits Corporation, a publicly traded semiconductor company, which was acquired by MACOM Technology Solutions Holdings. In addition, he previously served as Senior Vice President, Finance and CFO of Vitesse Semiconductor Corporation, a publicly traded semiconductor company, which was acquired by Microsemi Corporation. He also previously served as CFO for other publicly traded companies including Iris International Inc. and Superconductor Technologies Inc. He is a member of the board of directors of CDTi Advanced Materials, Inc. and he also serves as a member of the Board of Trustees of Sansum Clinic and on the Board of Trustees of CSUCI Foundation. McDermut holds a BA in Economics from the University of Southern California and an MBA from the University of Chicago Booth School of Business. He is a Certified Public Accountant.

Effective as of November 28, 2022, the Company and Mr. McDermut entered into an employment agreement (the “McDermut Employment Agreement”), in connection with Mr. McDermut’s appointment as CFO. Mr. McDermut will receive a base compensation of $360,000 annually, or $13,846.15 gross per pay period. He will be paid bi-weekly and his compensation will be subject to deductions for taxes and other withholdings as required by law and the policies of the Company. Upon the successful uplisting of the Company’s common stock to the NASDAQ, his base compensation will be increased to $450,000 annually, or $17,307.69 gross per pay period. Mr. McDermut will receive an individual performance bonus based upon his achievements of key performance indicators that are developed and approved by the Board, and his annual bonus target will be equal to 100% of his annual base compensation at the time of his bonus award. Effective November 28, 2022, he will be awarded a non-qualified stock options (the “McDermut Options”) to purchase up to 40 million shares of the Company’s common stock, which stock options will have a 10-

year term and an exercise price equal to the closing price of the Company’s common stock on November 28, 2022, or $0.1332/share. All stock option grants awarded to Mr. McDermut will vest according to the following schedule:

•50% vested upon execution of the McDermut Agreement.

•75% vested after one year.

•100% vested after two years.

Upon the Company’s successful completion of the uplist to Nasdaq and for a period of 6 months thereafter, the Company will grant Mr. McDermut additional stock options to in the event Mr. McDermut’s beneficial ownership falls below 4% of the Company’s then-authorized shares, such that Mr. McDermut’s aggregate stock option awards will be equal to 4% of the Company’s authorized shares. Mr. McDermut will also be subject to the Company’s Employee Handbook and Drug & Alcohol Policy.

On November 28, 2022, the Company and Mr. McDermut also entered into a Severance and Change in Control Agreement (the “McDermut Severance Agreement”), which provides that Mr. McDermut’s employment is and will continue to be at-will under applicable law. If at any time during the term of Mr. McDermut’s employment or the 24-month period immediately following a change-in-control transaction (as defined in the McDermut Severance Agreement, and generally upon more than 50% of the combined voting power of the Company being acquired by any person), the Company terminates his employment with the Company for a reason other than cause (as defined in the McDermut Agreement, and generally willful breach of any material obligations under any agreement or covenant with the company, willful failure to substantially perform duties, material violation of Company policy, an act of dishonesty or willful misconduct that has or is reasonably expect to result in material injury to the Company, or unauthorized use or disclosure of trade secret or proprietary information), death or disability, or upon his resignation from such employment for good reason (as defined in the McDermut Severance Agreement, and generally a material reduction in job responsibilities, relocation of Mr. McDermut’s primary business location increasing his commute by more than 35 miles, or reduction of base salary by at least 10% that is not also applicable to all other Company employees in similar positions), he will receive the following benefits: payment of accrued compensation, a severance payment equal to 24 months of Mr. McDermut’s base salary then in effect (less tax withholdings and applicable deductions), a target bonus payment equal to 100% of Mr. McDermut’s full target bonus then in effect for the current fiscal year, reimbursement of COBRA health insurance coverage until the earlier of 18 months, Mr. McDermut is eligible for other insurance coverage, or Mr. McDermut’s dependents cease to be eligible for COBRA coverage, accelerated vesting for all outstanding equity awards, outplacement benefits up to a maximum of $5,000, and other payments or benefits required by law. Mr. McDermut will also receive those benefits upon his termination for a reason other than cause, death or disability that is not in connection with a change in control.

On November 28, 2022, the Company and David Massey, who is remaining as the Company’s Co-Chairman of the Board and Senior Vice President of Corporate Development, also entered into a Severance and Change in Control Agreement (the “Massey Severance Agreement”), which provides that Mr. Massey’s employment is and will continue to be at-will under applicable law. If at any time during the term of Mr. Massey’s employment or the 24-month period immediately following a change-in-control transaction (as defined in the Massey Severance Agreement, and generally upon more than 50% of the combined voting power of the Company being acquired by any person), the Company terminates his employment with the Company for a reason other than cause (as defined in the Massey Severance Agreement, and generally willful breach of any material obligations under any agreement or covenant with the company, willful failure to substantially perform duties, material violation of Company policy, an act of dishonesty or willful misconduct that has or is reasonably expect to result in material injury to the Company, or unauthorized use or disclosure of trade secret or proprietary information), death or disability, or upon his resignation from such employment for good reason (as defined in the Massey Severance Agreement, and generally a material reduction in job responsibilities, relocation of Mr. Massey’s primary business location increasing his commute by more than 35 miles, or reduction of base salary by at least 10% that is not also applicable to all other Company employees in similar positions), he will receive the following benefits: payment of accrued compensation, a severance payment equal to 24 months of Mr. Massey’s base salary then in effect (less tax withholdings and applicable deductions), a target bonus payment equal to 100% of Mr. Massey’s full target bonus then in effect for the current fiscal year, reimbursement of COBRA health insurance coverage until the earlier of 18 months, Mr. Massey is eligible for other insurance coverage, or Mr. Massey’s dependents cease to be eligible for COBRA coverage, accelerated vesting for all outstanding equity awards, outplacement benefits up to a maximum of $5,000, and other payments or benefits required by law. Mr. Massey will also receive those benefits upon his termination for a reason other than cause, death or disability that is not in connection with a change in control.

The foregoing descriptions of the Holmes Employment Agreement, Holmes Severance Agreement, McDermut Employment Agreement, McDermut Severance Agreement, and Massey Severance Agreement, and their terms, are qualified in their entirety by reference to the full text of each agreement, filed as Exhibits 10.1-10.5 hereto and incorporated by reference in this report.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report:

EXHIBIT INDEX

Exhibit No.	Description
10.1	At-Will Employment Agreement by and between the Company and George Holmes, effective November 28, 2022
10.2	At-Will Employment Agreement by and between the Company and Martin McDermut, effective November 28, 2022
10.3	Severance and Change in Control Agreement by and between the Company and George Holmes, effective November 28, 2022
10.4	Severance and Change in Control Agreement by and between the Company and Martin McDermut, effective November 28, 2022
10.5	Severance and Change in Control Agreement by and between the Company and David Massey, effective November 28, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solar Integrated Roofing Corp.

Date: December 2, 2022	By:	/s/ George Holmes
	Name:	George Holmes
	Title:	Chief Executive Officer